UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

____________________

Date of report (Date of earliest event reported): December 14, 2009

The Meridian Resource Corporation

(Exact Name of Registrant as Specified in Charter)

Texas (State or Other Jurisdiction of Incorporation)	1-10671 (Commission File Number)	76-0319553 (IRS Employer Identification No.)

1401 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of Principal Executive Offices) (Zip Code)

281-597-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Meridian Resource Corporation, a Texas corporation (the “Company”, “us”, “we” or “our”), and certain of its subsidiaries entered into the First Amendment to Forbearance and Amendment Agreement, dated September 30, 2009 (“First Forbearance Amendment”), and the Second Amendment to Forbearance and Amendment Agreement, dated October 2, 2009 (“Second Forbearance Amendment”), each of which amend the Forbearance and Amendment Agreement (the “Fortis Forbearance Agreement”) with Fortis Capital Corp., as administrative agent (“Fortis”), and the other lenders (collectively with Fortis, the “Lenders”) and agents party to the Company’s Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended by the First Amendment to Credit Agreement dated as of February 25, 2008, and further amended by the Second Amendment to Credit Agreement dated as of December 19, 2008.

The First Forbearance Amendment extended from September 30, 2009 to October 2, 2009, and the Second Forbearance Amendment further extended to October 7, 2009, the date by which the Fortis Forbearance Agreement will terminate if, by such date, we have not entered into a Transaction Agreement (as defined below).  Subsequently, our Lenders agreed to extend such date of termination to October 14, 2009, and on that date agreed to further extend such date of termination to October 16, 2009.  Subsequently, our Lenders agreed to further extend the date of termination to October 20, 2009.

On October 20, 2009, the Company and certain of its subsidiaries entered into the Third Amendment to Forbearance and Amendment Agreement (“Third Forbearance Amendment”), which extended to November 15, 2009, the date by which the Fortis Forbearance Agreement would terminate if, by such date, we had not entered into a Transaction Agreement.  Under the Third Forbearance Amendment, we were also required to pay to the Lenders on November 15, 2009 an amendment fee of 0.25% of the aggregate outstanding borrowings under the Amended and Restated Credit Agreement.

On November 13, 2009, the Company and certain of its subsidiaries entered into the Fourth Amendment to Forbearance and Amendment Agreement, which extended to November 23, 2009, the date by which the Fortis Forbearance Agreement would terminate if, by such date, we had not entered into a Transaction Agreement.

On November 20, 2009, the Company and certain of its subsidiaries entered into the Fifth Amendment to Forbearance and Amendment Agreement, which extended to November 30, 2009, the date by which the Fortis Forbearance Agreement would terminate if, by such date, we had not entered into a Transaction Agreement.

On November 30, 2009, the Company and certain of its subsidiaries entered into the Sixth Amendment to Forbearance and Amendment Agreement, which extended to December 4, 2009, the date by which the Fortis Forbearance Agreement would terminate if, by such date, we had not entered into a Transaction Agreement.

On December 2, 2009, the Company and certain of its subsidiaries entered into the Seventh Amendment to Forbearance and Amendment Agreement, effective November 30, 2009, which extended to December 4, 2009, the date by which the cash flow budget for the month of November 2009 may be furnished to Fortis, as required by the Fortis Forbearance Agreement.

On December 4, 2009, the Company and certain of its subsidiaries entered into the Eighth Amendment to Forbearance and Amendment Agreement, which extended to December 14, 2009, the date by which the Fortis Forbearance Agreement would terminate if, by such date, we had not entered into a Transaction Agreement and extended to December 14, 2009, the date of the next borrowing base redetermination.

On December 14, 2009, the Company and certain of its subsidiaries entered into the Ninth Amendment to Forbearance and Amendment Agreement (“Ninth Forbearance Amendment”), which extends to December 21, 2009, the date by which the Fortis Forbearance Agreement will terminate if, by such date, we have not entered into a Transaction Agreement and extends to December 21, 2009, the date of the next borrowing base redetermination.  This description of the Ninth Forbearance Amendment is qualified in its entirety by reference to the Ninth Forbearance Amendment, a copy of which is attached as Exhibit 10.1 hereto and incorporated herein by reference.

The Fortis Forbearance Agreement will terminate if, by such date, we have not entered into (a) a merger agreement pursuant to which we will merge with or into or be acquired by or transfer all or substantially all of our assets to another person; (b) a capital infusion agreement pursuant to which one or more persons will contribute subordinated debt or equity capital to us in an amount sufficient to enable us to pay to the Lenders an amount equal to 100% of our borrowing base deficiency; or (c) a purchase and sale agreement pursuant to which we agree to sell one or more oil and gas properties for net proceeds sufficient to enable us to pay to the Lenders an amount equal to 100% of our borrowing base deficiency, plus any incremental borrowing base deficiency resulting from such sales (each such agreement, a “Transaction Agreement”).

As previously reported in our Current Report on Form 8-K, dated September 3, 2009, concurrently with the execution of the Fortis Forbearance Agreement, we entered into (a) a Forbearance Agreement with Fortis Capital Corp. and Fortis Energy Marketing & Trading GP (the “Hedge Forbearance Agreement”), (b) a Forbearance and Amendment Agreement with The CIT Group/Equipment Financing, Inc. (the “CIT Forbearance Agreement”) and (c) a Forbearance and Amendment Agreement with Orion Drilling Company, LLC (the “Orion Forbearance Agreement”).  The termination of the forbearance period under the Fortis Forbearance Agreement will also result in the termination of the forbearance periods under each of the Hedge Forbearance Agreement, the CIT Forbearance Agreement and the Orion Forbearance Agreement.

On December 4, 2009, Fortis Capital Corp., Fortis Energy Marketing & Trading GP and the Company and certain of its subsidiaries entered into the First Amendment to Forbearance Agreement, which extended to December 14, 2009, the forbearance period under the Hedge Forbearance Agreement.

On December 14, 2009, Fortis Capital Corp., Fortis Energy Marketing & Trading GP and the Company and certain of its subsidiaries entered into the Second Amendment to Forbearance Agreement (“Second Hedge Forbearance Amendment”), which extends to December 21, 2009, the forbearance period under the Hedge Forbearance Agreement.  This description of the Second Hedge Forbearance Amendment is qualified in its entirety by reference to the Second Hedge Forbearance Amendment, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.

On December 4, 2009, The CIT Group/Equipment Financing, Inc., the Company and certain of its subsidiaries entered into the First Amendment to Forbearance and Amendment Agreement, which extended to December 14, 2009, the forbearance period under the CIT Forbearance Agreement.

On December 14, 2009, The CIT Group/Equipment Financing, Inc., the Company and certain of its subsidiaries entered into the Second Amendment to Forbearance and Amendment Agreement (“Second CIT Forbearance Amendment”), which extends to December 21, 2009, the forbearance period under the CIT Forbearance Agreement.  This description of the Second CIT Forbearance Amendment is qualified in its entirety by reference to the Second CIT Forbearance Amendment, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.

We cannot give any assurance that, on or before the December 21, 2009 expiration of the forbearance periods, we will be able to enter into a Transaction Agreement or that we will otherwise be able to satisfy our obligations under the agreements to which the forbearance agreements relate, nor can we give any assurance that our lenders will grant us any further extensions under the forbearance agreements.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

10.1
Ninth Amendment to Forbearance and Amendment Agreement, dated as of December 14, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp., as administrative agent, and the several banks, financial institutions and other entities from time to time parties to the Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, and the lenders party thereto.

10.2
Second Amendment to Forbearance Agreement, dated as of December 14, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp. and Fortis Energy Marketing & Trading GP.

10.3	Second Amendment to Forbearance and Amendment Agreement, dated as of December 14, 2009, among The Meridian Resource Corporation, certain of its subsidiaries and The CIT Group/Equipment Financing, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Meridian Resource Corporation
(Registrant)

By:	/s/ Lloyd V. DeLano
Lloyd V. DeLano
Senior Vice President
and Chief Accounting Officer

Date:  December 17, 2009

Exhibit Index.

10.1
Ninth Amendment to Forbearance and Amendment Agreement, dated as of December 14, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp., as administrative agent, and the several banks, financial institutions and other entities from time to time parties to the Amended and Restated Credit Agreement, dated as of December 23, 2004, as amended, among The Meridian Resource Corporation, Fortis Capital Corp., as administrative agent, and the lenders party thereto.

10.2
Second Amendment to Forbearance Agreement, dated as of December 14, 2009, among The Meridian Resource Corporation, certain of its subsidiaries, Fortis Capital Corp. and Fortis Energy Marketing & Trading GP.

10.3	Second Amendment to Forbearance and Amendment Agreement, dated as of December 14, 2009, among The Meridian Resource Corporation, certain of its subsidiaries and The CIT Group/Equipment Financing, Inc.